UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2016

Yum China Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16/F Two Grand Gateway
7100 Corporate Drive	3 Hongqiao Road
Plano, Texas 75024	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(888) 298-6986

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2016, Yum China Holdings, Inc. (the “Company”) and Paul Hill, the Controller (principal accounting officer) of the Company, agreed that Mr. Hill would step down from his position with the Company effective on May 31, 2017 to relocate back to the United States. Mr. Hill’s arrangement is part of a succession plan, and the Company expects to appoint the succeeding principal accounting officer before the end of May 2017.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2016

YUM CHINA HOLDINGS, INC.

	By:	/s/ Shella Ng
Name: Shella Ng
Title: Chief Legal Officer and Corporate Secretary

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